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                                                                    Exhibit 23.1
Consent of Independent Public Accountants

As independent public accountants, we hereby consent to the incorporation of our report incorporated by reference in this Form 10-K into the Registrant's previously filed Registration Statement Nos. 33-28250,33-58723, 333-50719, 333-69331, 333-91519, 331-91521 and 333-43348 on Form S-8 and Registration
Statement Nos. 333-46123 and 333-61583 on Form S-3.

                                                             Arthur Andersen LLP
Atlanta, GA
March 15, 2001